Exhibit 10.22

Confidential Treatment Requested by The Telx Group, Inc.

THIRD AMENDMENT TO

MASTER MEET-ME-ROOM LEASE

THIS THIRD AMENDMENT TO MASTER MEET-ME-ROOM LEASE (this “Amendment”) is made and entered into as of (but not necessarily on) the latest date of execution as shown on the signature page hereof (the “3A Effective Date”), by and between DIGITAL-BRYAN STREET PARTNERSHIP, L.P., a Texas limited partnership (“Landlord”), and TELX – DALLAS, LLC, a Delaware limited liability company (“Tenant”).

WITNESSETH:

WHEREAS, Digital Realty Trust, L.P., a Maryland limited partnership (“DLR”) and The Telx Group, Inc., a Delaware corporation (‘Tenant Parent”) have entered into that certain Operating Agreement (the “Operating Agreement”) dated as of December 1, 2006;

WHEREAS, Landlord and Tenant have heretofore entered into that certain Master Meet-Me-Room Lease having an effective date of December 1, 2006 (the “Original Lease”), as amended by that certain First Amendment to Master Meet-Me-Room Lease having an effective date of June 29, 2007 (the “First Amendment”), and that certain Second Amendment to Master Meet-Me-Room Lease having an effective date of August 3, 2007 (the “Second Amendment”) (the Original Lease, as so amended, the “Lease”), covering approximately 11,838 square feet of space in Suite 2440 of the Building (the “Premises”) and certain conduit space and certain ancillary space in the wireless radio room (collectively, the “Tenant Space”) in that certain building (the “Building”) located at 2323 Bryan Street, Dallas, Texas;

WHEREAS, Tenant Parent and Tenant have requested that DLR allocate the entirety of the MMR Alteration Allowance (as defined in Article VI of the Operating Agreement) (i.e., $2,400,000.00) to fund certain Alterations to the Tenant Space at the Building; and

WHEREAS, Landlord and Tenant desire to further modify the terms of the Lease in accordance with the terms and conditions herein provided.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid by each party hereto to the other, the receipt and sufficiency of which are hereby mutually acknowledged, Landlord and Tenant hereby agree as follows:

1. MMR Alteration Allowance. Landlord has agreed to provide to Tenant the entire $2,400,000.00 MMR Alteration Allowance (as defined in Article VI of the Operating Agreement) for certain MMR Alterations (as defined in Article VI of the Operating Agreement) to the Tenant Space.

2. Base Rent.

A. Current Base Rent. Currently, Exhibit “B” to the Second Amendment, related to Tenant’s Base Rent under the Lease, states;

Period			Monthly Base Rent
MMR Expansion Commencement Date	to	11/30/2007	[***]
12/1/2007	to	11/30/2008	[***]
12/1/2008	to	11/30/2009	[***]
12/1/2009	to	11/30/2010	[***]
12/1/2010	to	11/30/2011	[***]
12/1/2011	to	11/30/2012	[***]
12/1/2012	to	11/30/2013	[***]
12/1/2013	to	11/30/2014	[***]
12/1/2014	to	11/30/2015	[***]
12/1/2015	to	11/30/2016	[***]
12/1/2016	to	11/30/2017	[***]
12/1/2017	to	11/30/2018	[***]
12/1/2018	to	11/30/2019	[***]
12/1/2019	to	11/30/2020	[***]
12/1/2020	to	11/30/2021	[***]
12/1/2021	to	11/30/2022	[***]
12/1/2022	to	11/30/2023	[***]
12/1/2023	to	11/30/2024	[***]
12/1/2024	to	11/30/2025	[***]
12/1/2025	to	11/30/2026	[***]

B. Additional Base Rent. Pursuant to the terms of the Operating Agreement, to fully amortize Landlord’s cost of the MMR Alteration Allowance allocated herein over a ten (10) year term at an interest rate of ten percent (10%) per annum compounded monthly, Tenant’s additional Base Rent (the “3A Supplemental Rent”) for the period beginning on April 1, 2008 through and including March 31, 2018 (the “3A Supplemental Rent Period”) shall be as follows:

Period			Additional Monthly Base Rent
4/1/2008	to	3/31/2018	[***]

C. Total Base Rent. Accordingly, effective as of the 3A Effective Date, (i) Exhibit “B” to the Second Amendment shall be deleted in its entirety, (ii) Exhibit “C” to the First Amendment shall be deleted in its entirety, and (iii) Item 9 of the Basic Lease Information of the Lease is hereby amended in its entirety to read as follows:

9. Base Rent:	[***] per month for the period December 1 , 2006 through June 28, 2007 [***] per month for the period June 29, 2007 through October 31, 2007

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] per month for the period November 1, 2007 through November 30, 2007

[***] per month for the period December 1, 2007 through March 31, 2008

[***] per month for the period April 1, 2008 through November 30, 2008

[***] per month for the period December 1, 2008 through November 30, 2009

[***] per month for the period December 1, 2009 through November 30, 2010

[***] per month for the period December 1, 2010 through November 30, 2011

[***] per month for the period December 1, 2011 through November 30, 2012

[***] per month for the period December 1, 2012 through November 30, 2013

[***] per month for the period December 1, 2013 through November 30, 2014

[***] per month for the period December 1, 2014 through November 30, 2015

[***] per month for the period December 1, 2015 through November 30, 2016

[***] per month for the period December 1, 2016 through November 30, 2017

[***] per month for the period December 1, 2017 through March 31, 2018

[***] per month for the period April 1, 2018 through November 30, 2018

[***] per month for the period December 1, 2018 through November 30, 2019

[***] per month for the period December 1, 2019 through November 30, 2020

[***] per month for the period December 1, 2020 through November 30, 2021

[***] per month for the period December 1, 2021 through November 30, 2022

[***] per month for the period December 1, 2022 through November 30, 2023

[***] per month for the period December 1, 2023 through November 30, 2024

[***] per month for the period December 1, 2024 through November 30, 2025

[***] per month for the period December 1, 2025 through November 30, 2026

D. Prepayment Option. Notwithstanding anything to the contrary herein, during the period beginning April 1, 2008, through and including December 31, 2009 (the “3A Prepayment Period”). Tenant shall have the option to make payments to Landlord (each, a “3A Principal Prepayment”), in increments of $100,000.00, of any of the then-outstanding principal balance of the MMR Alteration Allowance, as outlined on the amortization schedule attached hereto as Schedule 2.D, plus any and all accrued and unpaid interest on such 3A Principal Prepayment. In the event that Tenant elects to make a 3A Principal Prepayment, Tenant shall deliver a written notice (each, a “3A Prepayment Notice”) thereof to Landlord at least five (5) business days prior to the date of such prepayment (each, a “3A Prepayment Date”). If Tenant makes a 3A Principal Prepayment, Landlord and Tenant shall promptly enter into an amendment to the Lease reflecting such payment and the appropriate reduction of Base Rent for the balance of the 3A Supplemental Rent Period. Landlord’s obligation to accept each 3A Principal Prepayment shall be conditioned upon (i) the occurrence of the 3A Prepayment Date during the 3A Prepayment Period, and (ii) there being no outstanding Event of Default or condition which, with the passing of time and/or the giving of notice shall become an Event of Default, as of the date of the 3A Prepayment Notice or the 3A Prepayment Date.

3. Tenant Estoppel. Tenant hereby confirms and ratifies the Lease, as amended hereby, and accepts the Tenant Space “AS IS”, without the benefit of further improvements, except as expressly provided in this Amendment, and without the warranty of suitability or fitness for a particular purpose.

4. Commissions. Tenant represents that it has dealt with no broker, agent or other person in connection with this Amendment and that no broker, agent or other person brought about this Amendment, and Tenant shall indemnify and hold Landlord harmless from and against

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

any and all claims, losses, costs or expenses (including attorneys’ fees and expenses) by any broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this transaction contemplated by this Amendment. The provisions of this paragraph shall survive the expiration of the Lease Term or any renewal or extension thereof.

5. Confidentiality. Notwithstanding anything to the contrary contained in the Lease, each party agrees that (i) the terms and provisions of the Lease and this Amendment are confidential and constitute proprietary information of the parties and (ii) it shall not disclose, and it shall cause its partners, officers, directors, shareholders, employees, brokers and attorneys to not disclose any term or provision of the Lease, as amended hereby, to any other person without first obtaining the prior written consent of the other party, except that each party shall have the right to disclose such information for valid business, legal and accounting purposes and/or if advisable under any applicable securities laws regarding public disclosure of business information.

6. Miscellaneous.

A. Any capitalized term or phrase used in this Amendment shall have the same meaning as the meaning ascribed to such term or phrase in the Lease unless expressly otherwise defined in this Amendment.

B. In the event that the terms of the Lease conflict or are inconsistent with those of this Amendment, the terms of this Amendment shall govern.

C. Except as amended by this Amendment, the terms of the Lease shall remain in full force and effect.

D. Submission of this Amendment for examination does not constitute an offer, right of first refusal, reservation of, or option for, any premises in the Building. This Amendment shall become effective only upon execution and delivery by both Landlord and Tenant.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be executed as of, but not necessarily on, the 3A Effective Date.

LANDLORD:

DIGITAL – BRYAN STREET PARTNERSHIP, L.P.,

a Texas limited partnership

By:	DRT – Bryan Street, LLC, a Delaware limited liability company, its General Partner

By:	Digital Realty Trust, L.P., a Maryland limited partnership, its Member and Manager

By:	Digital Realty Trust, Inc., a Maryland corporation, its General Partner

By:	/S/ GLENN H. BENOIST, SR.
Name:	Glenn H. Benoist, Sr.
Title:	Vice President

Date:	3/31/08

TENANT:

TELX – DALLAS, LLC,

a Delaware limited liability company

By:	/S/ CHRIS DOWNIE
Name:	Chris Downie
Title:	VP, Treasurer

Date:	3-31-08

GUARANTOR CONSENT AND AGREEMENT

The undersigned hereby consents to the modifications to the Lease contained herein and agrees that (i) its Guaranty dated November 20, 2006, remains in full force and effect and shall apply to the Lease as amended hereby, and (ii) the Guaranteed Payments (as defined in the Guaranty) shall include the 3A Supplemental Rent and all other sums which may become due and owing as provided herein.

THE TELX GROUP, INC.,
a Delaware corporation

By:	/S/ CHRIS DOWNIE
Name:	Chris Downie
Title:	President, CFO